Board Observer Agreement

This agreement (the “Agreement”) is made effective as of February 26, 2020, by Biomerica, Inc., a Delaware corporation (the “Company”), and Palm Global Small Cap Master Fund LP, a Cayman Islands limited partnership (the “Investor”).

WHEREAS, pursuant to and subject to the terms and conditions of that certain Stock Purchase Agreement by and among the Company, the Investor and the other Purchasers party thereto, dated as of February 21, 2020 (as amended, modified, or supplemented, the “Purchase Agreement”), the Company has agreed to issue and sell to the Investor, and the Investor has agreed to purchase from the Company, certain shares (the “Shares”) of Series A Convertible Preferred Stock, $0.08 par value per share, of the Company described therein; and

WHEREAS, as an inducement to the Investor to enter into the Purchase Agreement and purchase the Shares, the Company provided the Investor with certain observation rights regarding the Company's board of directors (the “Board”), as further described, and subject to the terms and conditions set forth, herein; and

WHEREAS, for a period ending on the longer of (a) three years from the effective date of this Agreement, and (b) the date the Investor ceases to hold any Shares, Investor will be entitled to have one representative (the “Observer”) attend and participate in all functions (including those conducted by telephone) of the Board of Directors, as an observer, but such observer will not be a member of the Board of Directors and will have no voting rights (the “Observer”); provided that such Observer shall have executed and delivered to the Company a copy of the Acknowledgement and Agreement to be Bound in the form attached hereto as Exhibit A (the “Acknowledgement”)

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.             Observer Rights.

1.1              The Observer may attend all meetings (including telephonic or videoconference meetings) of the Board in a non-voting, observer capacity. The Observer may participate fully in discussions of all matters brought to the Board for consideration, but in no event shall the Observer (i) be deemed to be a member of the Board; (ii) have the right to propose or offer any motions or resolutions to the Board; or (iii) have the right to vote with respect to any motions or resolutions proposed or offered to the Board. Upon request, the Company shall allow the Observer to attend Board meetings by telephone or electronic communication. The presence of the Observer shall not be taken into account or required for purposes of establishing a quorum.  The Company shall provide to the Observer copies of all notices, minutes, consents, and other materials that it provides to Board members (collectively, “Board Materials”), at the same time and in the same manner as such information is delivered to the Board members.

1.2              Notwithstanding anything herein to the contrary, the Company may exclude the Observer from access to any Board Materials, meeting, or portion thereof if the Board concludes, acting in good faith, that (i) such exclusion is reasonably necessary to preserve the attorney-client or work product privilege between the Company or its affiliate and its counsel; (ii) such Board Materials or discussion relates to the Company's or its affiliates' relationship, contractual or otherwise, with the Investor or its affiliates or any actual or potential transactions between or involving the Company or its affiliates and the Investor or its affiliates; (iii) such exclusion is necessary to avoid a conflict of interest or disclosure that is restricted by any agreement to which the Company or any of its affiliates is a party or otherwise bound; or (iv) such exclusion is necessary to protect competitively sensitive information of the Company or any of its affiliates.  Any committee of the Board may also exclude such Observer from access to any notices, minutes, consents, and other materials that it provides to members of such committee, or from any meeting of such committee, or from any portion thereof, for any reason, in its sole discretion.

2.             Confidential Information.

2.1              To the extent that any information obtained by the Observer from the Company (or any director, officer, employee, or agent thereof) is Confidential Information (as defined below), the Investor shall, and shall cause the Observer to, treat any such Confidential Information as confidential in accordance with the terms and conditions set out in this Section 2.

2.2              As used in this Agreement, “Confidential Information” means any and all information or data concerning the Company or its affiliates, whether in verbal, visual, written, electronic, or other form, which is disclosed to the Observer by the Company or any director, officer, employee, or agent of the Company (including all Board Material that is non-public information), together with all information discerned from, based on, or relating to any of the foregoing which may be prepared or created by the Observer, the Investor, or any of its affiliates, or any of their respective directors, officers, employees, agents, or advisors (each, a “Representative”); provided, however, that “Confidential Information” shall not include information that:

(a)                is or becomes generally available to the public other than as a result of disclosure of such information by the Investor, any of its affiliates, any of their Representatives, or the Observer;

(b)               is independently developed by the Investor, any of its affiliates, any of their Representatives, or the Observer without use of Confidential Information provided by the Company or by any director, officer, employee, or agent thereof;

(c)                becomes available to the recipient of such information at any time on a non-confidential basis from a third party that is not, to the recipient's knowledge, prohibited from disclosing such information to the Investor or any of its affiliates, any of their respective Representatives, or the Observer by any contractual, legal, or fiduciary obligation to the Company; or

(d)               was known by the Investor, any of its affiliates, or the Observer prior to receipt from the Company or from any director, officer, employee, or agent thereof.

2.3              The Investor shall, and shall cause the Observer to (a) retain all Confidential Information in strict confidence; (b) not release or disclose Confidential Information in any manner to any other person (other than disclosures to the Investor, its affiliates, or to any of its or their Representatives who (i) have a need to know such information; and (ii) are informed of its confidential nature); and (c) use the Confidential Information solely in connection with (i) the Investor's and Observer's rights hereunder; or (ii) monitoring, reviewing, and analyzing the Investor's investment in the Company and not for any other purpose; provided, however, that the foregoing shall not apply to the extent the Investor, its affiliates, any of its or their Representatives, or the Observer is compelled to disclose Confidential Information by judicial or administrative process, pursuant to the advice of its outside counsel, or by requirements of law; provided, further, however, that, if legally permissible, prior written notice of such disclosure shall be given to the Company so that the Company may take action, at its expense, to prevent such disclosure and any such disclosure is limited only to that portion of the Confidential Information which such person is compelled to disclose.

2.4              The Investor, on behalf of itself and the Observer, acknowledges that the Confidential Information is proprietary to the Company and may include trade secrets or other business information the disclosure of which could harm the Company. None of the Investor, any of its affiliates, their Representatives, or the Observer shall, by virtue of the Company's disclosure of, or such person's use of any Confidential Information, acquire any rights with respect thereto, all of which rights (including intellectual property rights) shall remain exclusively with the Company. The Investor shall be responsible for any breach of this Section 2 by the Observer, any of its affiliates, or its or their Representatives.

2.5              The Investor agrees that, upon the request of the Company, it will (and will cause the Observer, its affiliates, and its and their Representatives to) promptly (a) return or destroy, at the Company's option, all physical materials containing or consisting of Confidential Information and all hard copies thereof in their possession or control; and (b) destroy all electronically stored Confidential Information in their possession or control; provided, however, that each of the Investor, its affiliates, and its and their Representatives may retain any electronic or written copies of Confidential Information as may be (i) stored on its electronic records or storage system resulting from automated back-up systems; (ii) required by law, other regulatory requirements, or internal document retention policies; or (iii) contained in board presentations or minutes of board meetings of the Investor or its affiliates; provided, further, however, that any such retained Confidential Information shall remain subject to this Section 2.

3.             Indemnification; Advancement of Expenses. The Company shall indemnify, defend, and hold harmless Observer to the same extent provided by the Company to its directors under the Certificate of Incorporation and Bylaws of the Company in connection with any judgments and expenses actually and reasonably incurred by Observer in connection with any claims brought against Observer arising out of Observer’s designation or attendance as a non-voting observer at meetings of the Board.  The Company shall advance all expenses actually and reasonably incurred by Observer in connection with any such claim to the same extent provided by the Company to its directors under the Certificate of Incorporation and Bylaws of the Company; provided, however that Observer shall submit a written undertaking to repay any expenses so advanced if it shall ultimately be determined that Observer is not entitled to be indemnified against such expenses.  The Company acknowledges and agrees that the foregoing rights to indemnification and advancement of expenses in respect of such third party claims constitute third-party rights extended to the Observer by the Company and do not constitute rights to indemnification or advancement of expenses as a result of the Observer serving as a director, officer, employee, or agent of the Company.  The Observer shall not be entitled to indemnification or advancement of expenses to the extent any such claim arises out of Observer’s willful misconduct or violation of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, as determined by a non-appealable final order of a court of proper jurisdiction.

4.             Miscellaneous Provisions. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties regarding the matters set out in this Agreement. No provision of this Agreement may be amended, modified, or waived, except in a writing signed by the parties hereto. This Agreement may not be assigned by the Investor. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist on strict adherence to any term of this Agreement on one or more occasions shall not be construed as a waiver or deprive such party of the right to thereafter insist on strict adherence to that term or any other term of this Agreement.

5.             Remedies. The Company, on the one hand, and the Investor, on the other hand, each acknowledge and agree that monetary damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, (a) the non-breaching party shall have the right to immediate injunctive and other equitable relief, without proof of actual damages; (b) the breaching party will not plead in defense thereto that there would be an adequate remedy at law; and (c) the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies that may be available to the non-breaching party at law or in equity. In the event that either party institutes any legal suit, action, or proceeding against the other party arising out of or relating to this Agreement, the prevailing party in the suit, action, or proceeding shall be entitled to receive, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, action, or proceeding, including reasonable attorneys' fees and expenses and court costs.

6.             Applicable Law; Venue. This Agreement, and any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by the laws of Delaware, including its statutes of limitations, without giving effect to any conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. Each party (a) irrevocably and unconditionally consents to the personal jurisdiction and venue of the courts located in Orange County, California; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it shall not bring any action relating to this Agreement or otherwise in any state or federal court other than the courts located in Orange County, California; and (d) irrevocably waives the right to trial by jury.

 [signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY: BIOMERICA, INC.
By: /s/ Zackary Irani __________________ Name: Zackary Irani Title: Chief Executive Officer

[Company Signature Page to Board Observer Agreement]

INVESTOR:

Palm Global Small Cap Master Fund LP

By: /s/ Joshua Horowitz____________________

Name:  Joshua Horowitz

Title:  Portfolio Manager

[Investor Signature Page to Board Observer Agreement]

EXHIBIT A

ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

FEBRUARY 26, 2020

This Acknowledgement and Agreement to be Bound (“Acknowledgement”) is given by the undersigned as a representative designated by Palm Ventures, LLC (the “Investor”) to act as the Observer pursuant to that certain Board Observer Agreement by and between Biomerica, Inc. (the “Company”) and the Investor dated as of February 26, 2020 (the “Agreement”). Capitalized terms used, but not defined, herein have the meanings ascribed thereto in the Agreement.

1.             By his execution of this Acknowledgement, the undersigned acknowledges and agrees:

1.1              That he has received and reviewed a copy of the Agreement and that his execution of this Acknowledgement is a condition precedent to his appointment as the Observer under the Agreement.

1.2              To treat any Confidential Information obtained by him from the Company (or any director, officer, employee, or agent thereof) in accordance with Section 2 of the Agreement.

1.3              That either the Investor or the undersigned may terminate the undersigned's service as the Observer at any time, with or without cause. If the undersigned ceases to serve as the Observer, he shall (a) no longer be entitled to exercise any rights afforded to the Observer under Section 1 of the Agreement and (b) as promptly as practicable (but in any event not later than three (3) business days thereafter) deliver all physical materials containing or consisting of Confidential Information in his possession or control to the Investor.

2.             Upon the written request of the Company or the Investor, the undersigned will promptly execute and deliver any and all further instruments and documents and take such further action as such party deems necessary to effect the purposes of this Acknowledgement.

3.             No provision of this Acknowledgement may be amended, modified, or waived, except in a writing signed by the undersigned, the Company and the Investor. The invalidity or unenforceability of any provision of this Acknowledgement shall not affect the validity or enforceability of any other provision, and if any restriction in this Acknowledgement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction so it can be enforced to the fullest extent permitted by law. This Acknowledgement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

4.             The undersigned acknowledges and agrees that monetary damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by him and that, in the event of any breach or threatened breach hereof, (a) the Company shall have the right to immediate injunctive and other equitable relief, without proof of actual damages; (b) he will not plead in defense thereto that there would be an adequate remedy at law, and (c) he agrees to waive any applicable right or requirement that a bond be posted by the Company. Such remedies will not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies that may be available to the Company at law or in equity.

5.             Section 6 (Applicable Law; Venue) of the Agreement shall be applicable to this Acknowledgement, and the undersigned hereby agrees to be bound thereby, as if set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement as of the date first above written.

/s/ Joshua Horowitz Joshua Horowitz 19 W. Elm Street, Greenwich, CT 06830

[Signature Page to Board Observer Acknowledgment]

ACKNOWLEDGED AND ACCEPTED as of this 26 day of February, 2020:

COMPANY: BIOMERICA, INC.
By: /s/ Zackary Irani____________________________ Name: Zackary Irani Title: Chief Executive Officer

[Signature Page to Board Observer Acknowledgment]

INVESTOR:

Palm Global Small Cap Master Fund LP

By: /s/ Joshua Horowitz____________________

Name:  Joshua Horowitz

Title:  Portfolio Manager

[Signature Page to Board Observer Acknowledgment]